UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2018

AMERICAN STATES WATER COMPANY

(Exact name of registrant as specified in its charter)

California	001-14431	95-4676679
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 East Foothill Blvd. San Dimas, California	91773
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.                     Entry into a Material Definitive Agreement

On May 23, 2018, American States Water Company executed a Sixth Amendment to its Amended and Restated Credit Agreement dated as of June 3, 2005 (the “Credit Agreement”) among American States Water Company, as Borrower, and Wells Fargo Bank, National Association, as Administrative Agent and Sole Bank.  The provisions of the Sixth Amendment are described in Item 2.03.  The Amended and Restated Credit Agreement, as amended, is attached hereto as Exhibit 10.1.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 23, 2018, the Company entered into a Sixth Amendment to the Credit Agreement in order to extend the maturity of its revolving credit facility from May 23, 2018 to May 23, 2023, reduce the amount of interest and fees paid by the Company, and update the definition of “Capital Lease” for the change in accounting standard over leases that will be effective in 2019.  The aggregate commitment under this facility is unchanged at $150,000,000. The Company, may under the terms of the Sixth Amendment, elect to increase the aggregate commitment by up to an additional $50,000,000.

Item 5.07.                     Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders was held on May 22, 2018.  The results of voting on each of the matters submitted to a vote are set forth below.

The following table presents the voting results of the election of Class I directors at this meeting:

Name	Votes For	Votes Withheld	Broker Non-Votes
Mr. James L. Anderson	26,217,561	661,821	7,290,782
Ms. Sarah J. Anderson	26,597,840	281,542	7,290,782
Ms. Anne M. Holloway	26,240,376	639,006	7,290,782

The advisory vote on the compensation of the Company’s named executive officers as described in the Company’s proxy statement, received the votes presented below.  97.3% of the total votes cast either in favor of or against the Company’s executive compensation plan were cast in favor of the plan.

•                  25,853,411 shares voted in favor

•                  721,122 shares voted against

•                  304,849 shares abstained from voting

•                  7,290,782 shares broker non-votes

Shareholders ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, with 33,349,948 voting in favor of the appointment, 503,742 shares voting against the appointment and 316,474 shares abstaining from voting on the appointment.

Item 9.01.                     Financial Statements and Exhibits

The following document is filed as an Exhibit to this report:

Exhibit No.	Description
10.1

Amended and Restated Credit Agreement dated as of June 3, 2005 among American States Water Company, as Borrower, the Lenders named therein and Wells Fargo Bank, National Association, as Administrative Agent, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STATES WATER COMPANY

Date: May 25, 2018	/s/ Eva G. Tang
Eva G. Tang
Senior Vice President-Finance, Chief Financial Officer, Corporate Secretary and Treasurer